UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 10, 2014

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MPLX LP
(Exact name of registrant as specified in its charter)

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Delaware	001-35714	45-5010536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 E. Hardin Street Findlay, Ohio	45840
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 672-6500
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.
In connection with the recent sale and issuance by MPLX LP ("MPLX" or the "Partnership") of 2,924,104 MPLX common units representing limited partner interests to MPLX Logistics Holdings LLC, on December 10, 2014 MPLX GP LLC (the "General Partner") purchased 59,676 MPLX general partner units for $4,081,631.45 in cash in order to maintain its 2% general partner interest in the Partnership. In connection with the recent sale and issuance by MPLX of 3,450,000 MPLX common units representing limited partner interests in a public offering, on December 10, 2014 the General Partner purchased 70,408 MPLX general partner units for $4,694,816.33 in cash to maintain its 2% general partner interest in the Partnership. Proceeds from the sale of the general partner units were used for general partnership purposes. The general partner units were issued in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC, its General Partner

Date: December 16, 2014	By:	/s/ J. Michael Wilder
Name: J. Michael Wilder
Title:Vice President, General Counsel and Secretary